EXHIBIT 1.01

CONFLICT MINERALS REPORT OF ACCURAY INCORPORATED

FOR THE REPORTING PERIOD FROM JANUARY 1, 2018 TO DECEMBER 31, 2018

Background

This Conflict Minerals Report (“Report”) of Accuray Incorporated (“Accuray”) for calendar year 2018 (the “Reporting Period”) has been prepared in accordance with Rule 13p-1 and Form SD under the Securities Exchange Act of 1934, as amended (together, the “Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to Conflict Minerals (as defined below) as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which are collectively referred to in this Report as the “Conflict Minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo (“DRC”) and adjoining countries, which currently include the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

If Conflict Minerals are necessary to the functionality or production of products manufactured or contracted to be manufactured by a company, the company is required to conduct a good faith reasonable country of origin inquiry (“RCOI”) to determine whether any of the necessary Conflict Minerals in those products originated in the Covered Countries and whether any of the necessary Conflict Minerals may be from recycled or scrap sources. If, as a result of the RCOI, a company has reason to believe that any of the necessary Conflict Minerals in its supply chain may have originated in the Covered Countries, or if it is unable to determine the country of origin of those Conflict Minerals, then the company must perform due diligence on the Conflict Minerals’ source and chain of custody.

Company Overview

Accuray is a radiation oncology company that develops, manufactures, sells and supports precise, innovative treatment solutions which set the standard of radiation therapy care with the aim of helping patients live longer, better lives. Accuray's innovative technologies, the CyberKnife and TomoTherapy Systems, including the Radixact System, the next generation TomoTherapy platform, are designed to deliver advanced treatments, including stereotactic radiosurgery (SRS), stereotactic body radiation therapy (SBRT), intensity modulated radiation therapy (IMRT), image guided radiation therapy (IGRT), and adaptive radiation therapy. The CyberKnife Systems and the TomoTherapy Systems, including the Radixact System, have complementary clinical applications, enabling customers to deliver the most precise treatments while minimizing side effects and maximizing patient comfort and care. Each of these systems serves patient populations treated by the same medical specialty, radiation oncology, with advanced capabilities. Accuray is headquartered in the United States and also has primary offices in Switzerland, China, Hong Kong and Japan and conducts its business worldwide.

Description of the Products Covered by this Report

This Report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of such product; (ii) that were manufactured, or contracted to be manufactured, by Accuray; and (iii) for which the manufacture was completed during calendar year 2018. These products, which are referred to in this Report collectively as the “Covered Products,” are the CyberKnife and TomoTherapy Systems, including the Radixact System.

Supply Chain Overview

All of Accuray’s products are complex and require the integration of a number of components from several sources. Such components are manufactured by Accuray or contract manufacturers or are otherwise purchased by Accuray from third parties. As such, Accuray is many steps removed from the mining of Conflict Minerals; Accuray does not purchase raw or unrefined Conflict Minerals, and does no purchasing in the Covered Countries. Accuray’s supply chain with respect to the Covered Products is complex, and there are many third parties in the supply chain between the ultimate manufacture of the Covered Products and the original sources of the Conflict Minerals. In this regard, Accuray does not purchase the Conflict Minerals directly from mines, smelters or refiners. As explained further below, Accuray must therefore rely on its suppliers to provide information regarding the origin of the Conflict Minerals in the Covered Products.

Reasonable Country-of-Origin Inquiry

Accuray has conducted a good faith RCOI regarding the Conflict Minerals that were necessary to the functionality or production of the Covered Products (the “Necessary Conflict Minerals”). This RCOI was reasonably designed to determine whether any of the Necessary Conflict Minerals originated in the Covered Countries or came be from recycled or scrap sources. The RCOI comprised of the conduct described under the caption “Description of Due Diligence Measures—Identify and Assess Risk in the Supply Chain” below. As a result of the RCOI, Accuray knows or has reason to believe that a portion of its Necessary Conflict Minerals originated or may have originated in the “Covered Countries” and knows or has reason to believe that those Necessary Conflict Minerals may not be from recycled or scrap sources. In response, Accuray also performed due diligence on the source and chain of custody of the Necessary Conflict Minerals to seek to determine whether or not the Covered Products were “DRC conflict free” (as defined in the Rule). Suppliers define the scope of their representations to Accuray at their own discretion and, as a result, the information provided to Accuray may be provided at a company level, division level, product category level or at a product level.  Therefore, as a downstream procurer of components that contain Conflict Minerals, Accuray’s RCOI efforts and due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody on Conflict Minerals.

Due Diligence Performed

Design of Due Diligence

Accuray designed its due diligence measures to be in conformity with, in all material respects, the internationally recognized due diligence framework in The Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, including the related supplements on gold, tin, tantalum and tungsten (the “OECD Framework”), consistent with Accuray’s position as a downstream purchaser. The scope of Accuray’s due diligence remained on Conflict Minerals – namely tin, tantalum, tungsten and gold (together, the “3TG”). Accuray integrated the five-step OECD Framework into its due diligence measures as described below.

Description of Due Diligence Measures

Accuray’s due diligence measures performed with respect to Covered Products included the following:

1.	OECD Step 1 - Establish Strong Company Management Systems

Conflict Minerals policy statement. Accuray adopted a policy statement regarding Conflict Minerals that outlines its commitment to prevent the use of Conflict Minerals that, directly or indirectly, finance or benefit armed groups in the Covered Countries. This statement is available on Accuray’s website at www.accuray.com/conflict-minerals-policy-statement, and suppliers are expected to follow this policy and provide Accuray with conflict-free parts and products. In addition, in connection with Accuray’s outreach described below, a letter communicating Accuray’s commitment to sourcing responsibly was sent to suppliers.

Conflict Minerals team. Accuray’s Conflict Minerals team, consisting of a cross-functional team of individuals from Accuray’s manufacturing and procurement teams as well as the legal team, reviewed Accuray’s Conflict Mineral supply chain. The team met periodically over the course of 2018 and into 2019 to review Accuray’s supply chain for Conflict Minerals for the calendar year ended 2018. The executive team at Accuray had oversight responsibility for the work done by the Conflict Minerals team and fully supported the team’s efforts. The team reported to the executive team as needed. Further, the Conflict Minerals team members have been trained regarding the Rule, Conflict Minerals and properly reviewing and validating supplier responses.

System of controls and transparency. In addition, in an effort to enhance its due diligence processes and improve the accuracy and completeness of supplier data, Accuray maintained an internal electronic database which was updated with the status of supplier outreach, records of supplier responses, validation of responses, and other information necessary to support Conflict Minerals inquiry and reporting. The Conflict Minerals team regularly reviewed and monitored the electronic database throughout the due diligence process, including via recurrent meetings.

Strengthen engagement with suppliers. To help suppliers understand Accuray’s expectations and its due diligence and disclosure obligations under the Rule, and to facilitate supplier responsiveness to Accuray’s inquiry, Accuray provided suppliers with background information about the Rule, Accuray’s policy with respect to Conflict Minerals in its supply chain and systematically answered supplier questions.

Establish a company grievance mechanism. Accuray maintains a whistleblower hotline that is available to report, confidentially and anonymously, violations of Accuray’s policies or other illegal or unethical behavior, online at www.accuray.ethicspoint.com or by phone at (800) 499-8895. Concerned parties who wish to report information regarding Accuray’s sourcing and use of Conflict Minerals in its products can do so through this existing hotline.

2.	OECD Step 2 - Identify and Assess Risk in the Supply Chain

To identify risks in Accuray’s supply chain, Accuray relied on suppliers to provide information on the origin of the Conflict Minerals contained in supplier products or components that are included in the Covered Products. Accuray conducted a comprehensive analysis of component suppliers of the Covered Products according to the bill of materials and compiled a list of in-scope suppliers based on the probability of 3TG in their product. Accuray contacted all suppliers on such list requesting that each complete the Conflict Minerals Reporting Template (“Template”) developed by Responsible Minerals Initiative (“RMI,” and formerly the Conflict-Free Sourcing Initiative). Accuray considered all such suppliers contacted to be “in scope” for purposes of its assessment.

The Template provided a standardized method for Accuray to use in the collection of representations, statements and data from Accuray’s suppliers related to the presence, use, source and chain of custody of the Conflict Minerals in supplier parts that are incorporated in supplier products or components included in the Covered Products in order to determine whether the Necessary Conflict Minerals in supplier products or components were or were not “DRC conflict free” (as defined in the Rule). The Template requested suppliers to include the country of origin of any Conflict Minerals and the facilities used to process these minerals. Suppliers were asked to confirm whether the particular products they supply to Accuray contained any 3TGs and identify materials down to the smelter and mine.

The collection process included an introductory email from Accuray to all in-scope suppliers describing the compliance requirements and requesting completion of the Template. Multiple reminder emails were sent to non-responsive suppliers requesting survey completion. Accuray also contacted suppliers that remained unresponsive by telephone (sometimes, on multiple occasions) to confirm contact information, remind the supplier about the information request and offer assistance. The Conflict Minerals team evaluated the information collected, including subjecting the results to a quality review check sheet. If discrepancies, errors or omissions were identified, the response for that supplier was deemed incomplete and Accuray followed-up with such supplier for correction or clarification. Responses were also reviewed and compared with other information in Accuray’s possession and, where appropriate, made further inquiries of the suppliers. The Conflict Minerals team monitored the status of the outreach and supplier responses through information made available via the electronic database and requested additional follow-up as appropriate.

Accuray compared the names of smelters and refiners listed by suppliers in completed Templates against lists published by the RMI to verify that the identified facilities are known metal processors. Accuray also compared the identified smelters and facilities against lists published by the Responsible Minerals Assurance Process (“RMAP,” and formerly the Conflict-Free Smelter Program), developed by the RMI, of smelters and refiners that have been certified as conflict-free (i.e., conformant with RMAP assessment protocols) or that are “active” in the RMAP process (i.e., they have agreed to participate in the RMAP but the audit process has not yet been completed).

3.	OECD Step 3 - Design and Implement a Strategy to Respond to Risk

Accuray is in the process of designing a process for completing a risk assessment after collecting data from the in-scope suppliers to identify supply chain risks incurred during the current reporting year. Accuray currently determines on a case-by-case basis the appropriate risk mitigation strategy for any supply chain risks identified in the course of its due diligence efforts. Potential outcomes under this risk mitigation strategy include continuing to work with the supplier while risks are addressed, suspending the relationship on a temporary basis while risk mitigation is pursued or discontinuing the relationship with the supplier where risk mitigation efforts have failed. Additional factors are taken into consideration in determining the appropriate risk mitigation strategy for certain suppliers, including supplier size and capabilities, whether alternatives are available and Accuray’s dependence on the supplier.

4.	OECD Step 4 - Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

As Accuray has no direct relationship with smelters or refiners in its supply chain, it did not perform or direct audits of these entities within its supply chain. As an alternative, the Conflicts Mineral team reviewed publicly available data collected and published by RMAP. RMAP performs an independent third-party audit program that evaluates smelter and refiner procurement activities and determines whether the smelter or refiner demonstrated that it has systems and controls in place to ensure that all materials it processed originated from conflict-free sources.

5.	OECD Step 5 - Report on Supply Chain Due Diligence

As required under the Rule, Accuray has filed its Form SD, which contains this Report as an exhibit, with the SEC for the Reporting Period. Accuray expects to report annually, as required by the Rule, and has posted this Report on its website.

Due Diligence Outcome

As of the date of the filing of this Report, Accuray has received responses from 111 out of 112 (99%) in-scope suppliers that were contacted in connection with its due diligence process, with 92 of such suppliers providing a Template.  The Conflicts Mineral team continues to follow up with 1 in-scope supplier that did not provide a response.  Among the suppliers who responded:

•

31 suppliers provided a completed Template incorporating responses from 100% of suppliers in their supply chain, including the names and locations of smelters and refiners that process Conflict Minerals used in components provided by such supplier, with 4 suppliers providing Templates that identified materials down to the location of mine.

•

Of those suppliers that provided a Template, 61 provided inconsistent or incomplete information or provided information that suggest persistent issues remain with comprehension of the topic or how to accurately complete the Template.

•	19 suppliers did not provide Templates, but instead provided only company policy statements or declarations.
•	42 or 31% of tungsten smelters and refiners identified are verified “conflict-free” for tungsten.
•	81 or 21% of tin smelters and refiners identified are verified “conflict-free” for tin.
•	39 or 53% of tantalum smelters and refiners identified are verified “conflict-free” for tantalum.
•	100 or 31% of gold smelters and refiners identified are verified “conflict-free” for gold.

Given that not all smelters identified by Accuray's suppliers were certified as “conflict free” by an independent third-party audit program, and that a number of supplier responses regarding the sources of raw materials for the Covered Products were determined to be uncertain or unknown (including because certain suppliers were only able to provide responses at the company-level rather than information specific to Accuray products), Accuray was unable to precisely determine whether or not all supplier parts in its supply chain for the Covered Products contain Necessary Conflict Minerals from the Covered Countries or, in the alternative, utilized Conflict Minerals in their manufacture that either financed or benefited, directly or indirectly, armed groups in the Covered Countries. As such, Accuray’s due diligence in 2018 found that Accuray products containing or utilizing Conflict Minerals are “DRC conflict undeterminable” (as defined in the Rule).

The statements above are based on the RCOI process and due diligence performed in good faith by Accuray. These statements are based on the infrastructure and information available at the time. A number of factors could introduce errors or otherwise affect this Report. These factors include, but are not limited to, gaps in product or product content information, gaps in supplier data, gaps in smelter data, errors or omissions by suppliers or third-party service providers, errors or omissions by smelters, gaps in supplier education and knowledge, lack of timeliness of data, public information not discovered during a reasonable search, errors in public data, language barriers and translation, supplier and smelter unfamiliarity with the protocol, oversights or errors in conflict-free smelter audits, Covered Countries' sourced materials being declared secondary materials, companies not continuing in business in 2018 or 2019, certification programs that are not equally advanced for all industry segments and metals, and smuggling of the Conflict Minerals to countries beyond the Covered Countries.

Identified Smelters and Refiners

As a result of Accuray’s RCOI and due diligence, Accuray has compiled a list on Schedule 1 of the smelter and refiner facilities identified by its suppliers in completed Templates provided by such suppliers. Out of the 74 suppliers that provided smelter lists,  62 provided smelters at the company level (i.e., they provided information regarding all Conflict Minerals used in every component and product they manufacture rather than responses specific to the types of products and components used in the Covered Products), 10 provided the smelters at the product level (i.e., they provided information for the particular types of products and components they supplied to Accuray) and 2 were “user defined.” As a result, some of the smelters and refiners reported to Accuray and identified on Schedule 1 may not actually have been used to process the Necessary Conflict Minerals in the Covered Products.

Identified Countries of Origin of Necessary Conflict Minerals

Accuray does not have sufficient information to reliably determine the countries of origin of all of the Necessary Conflict Minerals in the Covered Products given that certain suppliers provided inconsistent or incomplete responses or provided information at the company level. However, based on information provided by Accuray’s in-scope suppliers in completed Templates, Accuray believes that the countries of origin may include the countries listed in Schedule 2. As discussed above, because some suppliers provided information at the company level, the countries of origin of the Necessary Conflict Minerals in the Covered Products may not actually include certain of the countries in Schedule 2.

Efforts to Determine Mine or Location of Origin

Accuray’s efforts to determine the mines or locations of origin of the Necessary Conflict Minerals with the greatest possible specificity included the use of the RCOI and due diligence measures described above.

Future Due Diligence and Risk Mitigation

Accuray expects to take the following steps, among others, to continue to improve the due diligence conducted and to further mitigate the risk that the Necessary Conflict Minerals in Accuray’s products benefit armed groups in the Covered Countries:

1.

Accuray intends to enhance supplier communication and escalation processes to improve due diligence data accuracy and completeness, including endeavoring to obtain from suppliers a completed Template response that identifies materials down to the smelter and mine.

2.	Accuray intends to encourage its suppliers to implement responsible sourcing by using Conflict Minerals only from smelters or refiners that have been certified as conflict-free through the RMAP.
3.	Accuray intends to further develop and implement a risk mitigation strategy for supply chain risks identified in the course of its due diligence.
4.	In connection with Accuray’s 2019 Conflict Minerals reporting, Accuray plans to refine the process for data collection, supplier outreach efforts and tracking and analyzing supplier responses.

Inherent Limitations on Due Diligence Measures

Accuray’s supply chain with respect to the Covered Products is complex, and its procurement and manufacturing process is significantly removed from the sourcing, mining, smelting and refining of Conflict Minerals. As a result, Accuray does not have direct contractual relationships with smelters, refiners or mines, and there are many third parties in the supply chain between the ultimate manufacture of the Covered Products and the original sources of Conflict Minerals. Moreover, Accuray believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals and, therefore, has taken steps to identify the applicable smelters and refiners of Necessary Conflict Minerals in Accuray’s supply chain by using the Template. However, tracing these minerals to their sources is a challenge that requires Accuray to rely on its direct suppliers in its efforts to achieve supply chain transparency, including obtaining information regarding the origin of the Necessary Conflict Minerals. The information provided by suppliers may be inaccurate or incomplete or subject to other irregularities. In addition, because of the Accuray’s relative location within the supply chain in relation to the actual extraction and transport of Conflict Minerals, its ability to verify the accuracy of information reported by suppliers is limited.

Cautionary Note on Forward-looking Statements

This Report includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Report, including without limitation, statements regarding Accuray's intentions and expectations regarding further supplier engagement, due diligence and risk mitigation efforts and strategy, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “seek,” “estimate,” “continue,” “anticipate,” “evaluate,” “intend,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” and similar expressions that convey uncertainty of future events or outcomes. These forward looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially and adversely from those anticipated or implied which include, without limitation, risks and uncertainties associated with the progress of industry and other supply chain transparency and smelter or refiner validation programs for Conflict Minerals (including the possibility of inaccurate information, fraud and other irregularities), inadequate supplier education and knowledge, limitations on the ability or willingness of suppliers to provide more accurate, complete and detailed information and Accuray’s ability to verify the accuracy or completeness of any supply chain information provided by suppliers or others, and the other risks identified above under the caption “Due Diligence Outcome.” Accuray undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Subsequent events may affect Accuray’s future determinations under the Rule. Accuray’s due diligence and reporting obligations under the Rule may change in the future and its ability to implement certain processes or obtain information from its suppliers may differ materially from those anticipated or implied in this Report. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Schedule 1

Smelter and Refiner Information

Based on the information that was provided by Accuray’s suppliers in completed Templates, Accuray believes that, to the extent reasonably determinable by Accuray, the facilities that may have been used to process the Necessary Conflict Minerals contained in the Covered Products included the smelters and refiners identified below. However, as noted above, where Accuray’s suppliers provided information on a division- or company-wide basis regarding all Conflict Minerals used in every component and product they manufacture rather than responses specific to the types of products and components supplied to Accuray for use in the Covered Products, the smelters and refiners reported to Accuray by those suppliers may not actually have been used to process the Necessary Conflict Minerals in the Covered Products.

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID002662	5N Plus	N	CANADA
Gold	CID002763	8853 S.p.A.	Y	ITALY
Tungsten	CID000003	A&M Minerals Limited	N	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	CID002664	A.E.B. International, Inc.	N	UNITED STATES OF AMERICA
Tungsten	CID000004	A.L.M.T. TUNGSTEN Corp.	Y	JAPAN
Gold	CID002708	Abington Reldan Metals, LLC	N	UNITED STATES OF AMERICA
Gold	CID000009	Acade Noble Metal (Zhao Yuan) Corporation	N	CHINA
Gold	CID000010	Academy Precious Metal Materials (Zhaoyuan) Co., Ltd.	N	CHINA
Tin	CID000011	AcademyPreciousMetals(China)Co.,Ltd	N	CHINA
Tungsten	CID002833	ACL Metais Eireli	Y	BRAZIL
Gold	CID000015	Advanced Chemical Company	Y	UNITED STATES OF AMERICA
Gold	CID003185	African Gold Refinery	N	UGANDA
Gold	Unknown	AGoSI	N (Unknown)	GERMANY
Gold	CID000019	Aida Chemical Industries Co., Ltd.	Y	JAPAN
Tungsten	CID000022	Aida Chemical Industries Co.,Ltd.	N	JAPAN
Tin	CID000023	AIM Group	N	CANADA
Tungsten	CID000026	Air Products	N	UNITED STATES OF AMERICA
Gold	CID000028	Aktyubinsk Copper Company TOO	N	RUSSIAN FEDERATION
Gold	CID002560	Al Etihad Gold LLC	Y	UNITED ARAB EMIRATES
Tungsten	CID000034	Alldyne Powder Technologies	N	UNITED STATES OF AMERICA
Gold	CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Y	GERMANY

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Y	UZBEKISTAN
Tin	CID000292	Alpha	Y	UNITED STATES OF AMERICA
Tin	Unknown	Alpha Metals Korea Ltd.	N (Unknown)	KOREA, REPUBLIC OF
Tungsten	CID000045	Alta Group	N	UNITED STATES OF AMERICA
Tin	CID002811	Amalgamated Metal Corporation PLC	N	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Unknown	Amalgament	N (Unknown)	PERU
Tin	Unknown	Amalgamet	N (Unknown)	UNITED STATES
Tin	CID000049	American Iron and Metal	N	CANADA
Tantalum	Unknown	AMG (Advanced Metallurgical Group)	N (Unknown)	BRAZIL
Tin	Unknown	Ami Bridge Enterprise Co., Ltd.	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	AMPERE	N (Unknown)	GERMANY
Tin	CID002825	An Thai Minerals Co., Ltd.	N	VIETNAM
Tin	CID002703	An Vinh Joint Stock Mineral Processing Company	N	VIETNAM
Tin	CID000054	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	N	CHINA
Tin	CID002714	Angelcast Enterprise Co., Ltd.	N	CHINA
Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Y	BRAZIL
Tantalum	Unknown	ANHUI HERRMAN IMPEX CO.	N (Unknown)	CHINA
Gold	Unknown	Anhui Tongling non-ferrous Pioneer Metals Corporation	N (Unknown)	CHINA
Gold	Unknown	ANZ Banking	N (Unknown)	AUSTRIA
Tin	CID000071	Aoki Labatories Ltd	N	CHINA
Tin	Unknown	Arco Alloys	N (Unknown)	UNITED STATES OF AMERICA
Gold	CID000077	Argor-Heraeus S.A.	Y	SWITZERLAND
Gold	Unknown	ARY Aurum Plus	N (Unknown)	UNITED ARAB EMIRATES
Gold	CID000082	Asahi Pretec Corp.	Y	JAPAN
Gold	CID000924	Asahi Refining Canada Ltd.	Y	CANADA
Gold	CID000920	Asahi Refining USA Inc.	Y	UNITED STATES OF AMERICA
Gold	CID000090	Asaka Riken Co., Ltd.	Y	JAPAN
Tantalum	CID000092	Asaka Riken Co., Ltd.	Y	JAPAN

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	Y	VIETNAM
Gold	CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	N	TURKEY
Tungsten	CID000109	Atlantic Metals	N	UNITED STATES OF AMERICA
Tin	Unknown	Atlantic Metals	N (Unknown)	UNITED STATES
Gold	CID002850	AU Traders and Refiners	Y	SOUTH AFRICA
Tungsten	CID003012	Aubert & Duval	N	China
Gold	CID002851	AURA-II	N	UNITED STATES OF AMERICA
Gold	CID000113	Aurubis AG	Y	GERMANY
Tin	Unknown	Ausmelt Limited	N (Unknown)	AUSTRALIA
Tantalum	CID002705	Avon Specialty Metals Ltd	N	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	Unknown	Axis Material Limited	N (Unknown)	JAPAN
Gold	CID000120	Baiyin Nonferrous Metals Corporation (BNMC)	N	CHINA
Tungsten	Unknown	Baiyin Nonferrous Metals Corporation (BNMC)	N (Unknown)	CHINA
Tin	Unknown	Balver Zinn	N (Unknown)	GERMANY
Gold	CID002863	Bangalore Refinery	N	INDIA
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Y	PHILIPPINES
Gold	CID000141	Bauer Walser AG	N	GERMANY
Tin	Unknown	Beijing Oriental Guide Welding Materials Co., Ltd.	N (Unknown)	CHINA
Tungsten	CID000149	Beijing Zenith Materials	N	CHINA
Tungsten	CID002336	Bejing Tian-long	N	China
Tungsten	Unknown	BESEEM MINING CO., LTD.	N (Unknown)	CHINA
Tin	CID000151	Best Metais	N	BRAZIL
Tin	Unknown	BML	N (Unknown)	INDONESIA
Gold	CID000157	Boliden AB	Y	SWEDEN
Tin	Unknown	Bonoka.Beliting INDONESIA	N (Unknown)	INDONESIA
Tin	Unknown	Brinkmann Chemie AG	N (Unknown)	GERMANY
Tin	Unknown	Britannia Refined Metals Ltd.	N (Unknown)	UNITED KINGDOM
Tungsten	Unknown	Bruweiler Precise Sales Co.	N (Unknown)	UNITED STATES
Tungsten	CID000174	Buffalo Tungsten	N	UNITED STATES OF AMERICA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	Unknown	Butterworth Smelter	N (Unknown)	MALAYSIA
Gold	CID000176	C. Hafner GmbH + Co. KG	Y	GERMANY
Tantalum	Unknown	Cabot Corporation	N (Unknown)	UNITED STATES OF AMERICA
Gold	CID000180	Caridad	N	MEXICO
Tungsten	CID000184	CB-CERATIZIT	N	CHINA
Gold	CID000185	CCR Refinery - Glencore Canada Corporation	Y	CANADA
Gold	CID000189	Cendres + Metaux S.A.	Y	SWITZERLAND
Tungsten	Unknown	Central Glass / Japan	N (Unknown)	JAPAN
Tungsten	CID002342	Ceratizit S.A	N	Austria
Tin	CID000196	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	N	BRAZIL
Tungsten	CID000206	Changchun up-optotech	N	CHINA
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	Y	CHINA
Gold	Unknown	Changzhou Chemical Research Institute Co. Ltd.	N (Unknown)	CHINA
Tungsten	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Y	CHINA
Tin	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Y	CHINA
Gold	Unknown	Cheong Hing	N (Unknown)	HONG KONG
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Y	CHINA
Gold	CID000233	Chimet S.p.A.	Y	ITALY
Gold	Unknown	China Sino-Platinum Metals Co.,Ltd	N (Unknown)	CHINA
Gold	Unknown	china cold international resources corp.ltd	N (Unknown)	CHINA
Gold	Unknown	China Gold	N (Unknown)	CHINA
Gold	CID000235	China Gold International Resources Corp. Ltd.	N	CHINA
Gold	Unknown	China Golddeal	N (Unknown)	CHINA
Tin	Unknown	China Hongqiao	N (Unknown)	CHINA
Tin	Unknown	China Huaxi Group Nandan	N (Unknown)	CHINA
Tungsten	Unknown	China Minmetals Corp., China Minmetals Nonferrous Metals Co Ltd	N (Unknown)	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tungsten	CID002864	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	N	CHINA
Tantalum	Unknown	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	N (Unknown)	CHINA
Tin	CID001070	China Tin Group Co., Ltd.	Y	CHINA
Tin	CID000251	CHINA YUNXI MINING	N	China
Tin	CID002955	Chinalco LuoYang Copper Co., Ltd.	N	China
Tin	Unknown	Chofu Works	N (Unknown)	JAPAN
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Y	CHINA
Gold	CID000264	Chugai Mining	Active	JAPAN
Tin	Unknown	CIMSA, S.A.	N (Unknown)	SPAIN
Tin	Unknown	CINTAS METALICAS S.A	N (Unknown)	SPAIN
Tin	CID000278	CNMC (Guangxi) PGMA Co., Ltd.	N	CHINA
Gold	CID000284	Codelco	N	CHILE
Gold	CID000288	Colt Refining	N	UNITED STATES
Tin	Unknown	Complejo Metalurgico Vinto S.A.	N (Unknown)	UNITED STATES OF AMERICA
Tin	CID003179	Constellium Extrusions Decin s.r.o.	N	CZECH REPUBLIC
Tin	CID000292 (2USA001)	Cookson	Y	UNITED STATES
Tin	Unknown	Cookson Alpha Metals(Shenzhen)Co.Ltd	N (Unknown)	CHINA
Tungsten	Unknown	COOKSON SEMPSA	N (Unknown)	SPAIN
Tin	Unknown	Cooper Santa	N (Unknown)	BRAZIL
Tin	CID000295	Cooperativa Metalurgica de Rondônia Ltda.	N	BRAZIL
Tin	Unknown	CooperMetal	N (Unknown)	BRAZIL
Tin	Unknown	Corporation Berhad (MSC)	N (Unknown)	MALAYSIA
Tin	Unknown	CSC Pure Technologies	N (Unknown)	RUSSIAN FEDERATION
Tin	CID002570	CV Ayi Jaya	Y	INDONESIA
Tin	CID002592	CV Dua Sekawan	Y	INDONESIA
Tin	CID000304	CV Duta Putra Bangka	N	INDONESIA
Tin	CID000306	CV Gita Pesona	Y	INDONESIA
Tin	CID000308	CV Makmur Jaya	N	INDONESIA
Tin	CID000313	CV Serumpun Sebalai	Y	INDONESIA
Tin	CID002593	CV Tiga Sekawan	Y	INDONESIA
Tin	CID000315	CV United Smelting	Y	INDONESIA
Tin	CID002455	CV Venus Inti Perkasa	Y	INDONESIA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tungsten	CID000320	CWB Materials	N	UNITED STATES OF AMERICA
Tantalum	CID002504	D Block Metals, LLC	Y	UNITED STATES OF AMERICA
Tin	CID003154	Da Nang Processing Import and Export Joint Stock	N	VIETNAM
Tin	Unknown	DAE CHANG IND CO LTD	N (Unknown)	KOREA, REPUBLIC OF
Tin	Unknown	Dae Kil	N (Unknown)	KOREA, REPUBLIC OF
Gold	CID000328	Daejin Indus Co., Ltd.	Y	KOREA, REPUBLIC OF
Gold	CID000333	DaeryongENC	N	KOREA, REPUBLIC OF
Tin	CID000335	DAEWOO INTERNATIONAL CORPORATION	N	KOREA, REPUBLIC OF
Tungsten	Unknown	DAIDO STEEL	N (Unknown)	UNITED STATES OF AMERICA
Gold	Unknown	Danyang Huaxing Metal Material Co. Ltd	N (Unknown)	CHINA
Gold	CID000343	Daye Non-Ferrous Metals Mining Ltd.	N	CHINA
Tungsten	CID002518	Dayu Jincheng Tungsten Industry Co., Ltd.	N	CHINA
Tungsten	CID000345	Dayu Weiliang Tungsten Co., Ltd.	N	CHINA
Gold	CID002867	Degussa Sonne / Mond Goldhandel GmbH	N	GERMANY
Tungsten	Unknown	Degutea	N (Unknown)	KOREA, REPUBLIC OF
Gold	CID003348	Dijllah Gold Refinery FZC	N	GERMANY
Gold	CID000362	DODUCO Contacts and Refining GmbH	Y	GERMANY
Tin	Unknown	Dongguan City Xida Soldering Tin Products Co.	N (Unknown)	CHINA
Gold	Unknown	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	N (Unknown)	CHINA
Gold	CID000364	Dongguan Dongwu Violent-toxic Chemical Products Co., Ltd.	N	CHINA
Tin	CID003039	Dongguan Dongxu metal Surface Handle Co.,Ltd.	N	TAIWAN, REPUBLIC OF CHINA
Gold	Unknown	Dongguan Dongxu Metal Surface Hanlde Co Ltd	N (Unknown)	CHINA
Tin	CID000389	Dongguan Qiandao Metal Tin Product Co., Ltd.	N	CHINA
Gold	Unknown	Dongguan Standard Electronic Material.Co.,Ltd	N (Unknown)	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	Unknown	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	N (Unknown)	CHINA
Gold	Unknown	Dosung metal	N (Unknown)	KOREA, REPUBLIC OF
Gold	CID000401	Dowa	Y	JAPAN
Tin	CID000402	Dowa	Y	JAPAN
Tin	Unknown	Dr.-Ing. Max Schloetter GmbH & Co. KG	N (Unknown)	GERMANY
Gold	CID003195	DS PRETECH Co., Ltd.	Y	KOREA, REPUBLIC OF
Gold	CID000359	DSC (Do Sung Corporation)	Y	KOREA, REPUBLIC OF
Tin	Unknown	DUKSAN HI-METAL	N (Unknown)	KOREA, REPUBLIC OF
Tantalum	CID000410	Duoluoshan	N	CHINA
Gold	Unknown	DUOXIN	N (Unknown)	CHINA
Tantalum	CID002590	E.S.R. Electronics	N	UNITED STATES OF AMERICA
Gold	CID000422	E-Chem Enterprise Corp.	N	CHINA
Gold	Unknown	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	N (Unknown)	CHINA
Gold	CID000425	Eco-System Recycling Co., Ltd.	Y	JAPAN
Tin	Unknown	Electroloy Coroperation Sdn Bhd	N (Unknown)	MALAYSIA
Tin	CID000434	Electroloy Metal Pte	N	CHINA
Tin	CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	N	VIETNAM
Gold	CID001322	Elemetal Refining, LLC	N	UNITED STATES OF AMERICA
Tin	CID000438	EM Vinto	Y	BOLIVIA (PLURINATIONAL STATE OF)
Gold	CID002561	Emirates Gold DMCC	Y	UNITED ARAB EMIRATES
Gold	Unknown	ESG Edelmetallservice GmbH & Co. KG	N (Unknown)	GERMANY
Tin	CID000448	Estanho de Rondonia S.A.	N	BRAZIL
Tantalum	Unknown	Ethiopian Minerals Development Share Company	N (Unknown)	ETHIOPIA
Tungsten	CID003178	Evraz Stratcor, Inc.	N	UNITED STATES OF AMERICA
Tantalum	CID000456	Exotech Inc.	Y	UNITED STATES OF AMERICA
Tantalum	CID000460	F&X Electro-Materials Ltd.	Y	CHINA
Gold	CID002355	Faggi Enrico S.p.A.	N	ITALY
Tin	CID000466	Feinhütte Halsbrücke GmbH	N	GERMANY

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID000468	Fenix Metals	Y	POLAND
Gold	CID000469	Ferro Corporation	N	UNITED STATES OF AMERICA
Gold	CID002515	Fidelity Printers and Refiners Ltd.	N	ZIMBABWE
Tantalum	CID002505	FIR Metals & Resource Ltd.	Y	CHINA
Tungsten	CID000471	First Copper Technology Co., Ltd.	N	TAIWAN, REPUBLIC OF CHINA
Tungsten	CID000480	Fort Wayne Wire Die, Inc.	N	UNITED STATES OF AMERICA
Gold	CID002584	Fujairah Gold FZC	N	RUSSIAN FEDERATION
Tin	CID000498	Fuji Metal Mining Corp.	N	JAPAN
Tungsten	CID000499	Fujian Jinxin Tungsten Co., Ltd.	Y	CHINA
Tantalum	Unknown	Fujian Nanping	N (Unknown)	CHINA
Tin	Unknown	Full armor Industries (shares) Ltd.	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Funsur	N (Unknown)	BRAZIL
Tin	Unknown	Furukawa Electric	N (Unknown)	JAPAN
Tin	Unknown	Galloo N.V.	N (Unknown)	BELGIUM
Tin	Unknown	Galva-Metall GmbH	N (Unknown)	GERMANY
Tantalum	Unknown	Gannon & Scott	N (Unknown)	UNITED STATES OF AMERICA
Gold	Unknown	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	N (Unknown)	CHINA
Tungsten	CID002531	Ganxian Shirui New Material Co., Ltd.	N	CHINA
Tungsten	Unknown	Ganzhou BESEEM Ferrotungsten Co. Ltd.	N (Unknown)	CHINA
Tungsten	CID000524	Ganzhou Grand Sea W & Mo Group Co Ltd	N	CHINA
Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Y	CHINA
Tungsten	Unknown	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	N (Unknown)	CHINA
Tungsten	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Y	CHINA
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Y	CHINA
Tungsten	CID000868	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	N	CHINA
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Y	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tungsten	Unknown	GANZHOU TEJING TUNGSTEN AND MOLYBDENUM	N (Unknown)	CHINA
Tungsten	CID002536	Ganzhou Yatai Tungsten Co., Ltd.	N	CHINA
Gold	Unknown	Gauteng refinery	N (Unknown)	South Africa
Gold	CID002852	GCC Gujrat Gold Centre Pvt. Ltd.	N	INDIA
Gold	CID002459	Geib Refining Corporation	Y	UNITED STATES OF AMERICA
Tin	CID002848	Gejiu Fengming Metallurgy Chemical Plant	Y	CHINA
Tin	Unknown	GEJIU GOLD SMELTER MINERALS CO.,LTD	N (Unknown)	CHINA
Tin	CID002859	Gejiu Jinye Mineral Company	Y	CHINA
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	Y	CHINA
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Y	CHINA
Tin	CID000553	Gejiu Yunxi Group Corp.	N	CHINA
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Y	CHINA
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Y	CHINA
Tin	Unknown	Gibbs Wire & Steel Co	N (Unknown)	UNITED STATES
Tantalum	CID000564	Global Advanced Metals	N	JAPAN
Tin	CID000566	Global Advanced Metals	N	UNITED STATES OF AMERICA
Tantalum	CID002558	Global Advanced Metals Aizu	Y	JAPAN
Tantalum	CID002557	Global Advanced Metals Boyertown	Y	UNITED STATES OF AMERICA
Tungsten	CID000568	Global Tungsten & Powders Corp.	Y	UNITED STATES OF AMERICA
Gold	CID001352	Gold	Y	SWITZERLAND
Gold	Unknown	Gold and Siver Refining Strokes Ltd.	N (Unknown)	CHINA
Tin	CID000572	Gold Bell Group	N	CHINA
Gold	Unknown	Gold Mining in Shandong (Laizhou) Limited Company	N (Unknown)	CHINA
Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Y	CHINA
Tungsten	Unknown	Golden Egret	N (Unknown)	CHINA
Gold	Unknown	Gong an ju	N (Unknown)	CHINA
Tin	CID000585	Goodway	N	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID000589	Grant Manufacturing and Alloying	N	UNITED STATES OF AMERICA
Tungsten	CID003140	Graphite India Limited	N	India
Gold	CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	N	CHINA
Tantalum	Unknown	GTP Corp.	N (Unknown)	UNITED STATES OF AMERICA
Tin	Unknown	Guang Xi Hua Xi Corp	N (Unknown)	CHINA
Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Y	CHINA
Gold	Unknown	Guangdong Hua Jian Trade Co., Ltd.	N (Unknown)	CHINA
Gold	CID002312	Guangdong Jinding Gold Limited	N	CHINA
Gold	CID000601	Guangdong Jinding High-Tech Materials Company	N	CHINA
Gold	CID000611	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	N	CHINA
Gold	Unknown	Guangdong MingFa Precious Metal Co.,Ltd	N (Unknown)	CHINA
Tantalum	CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Y	CHINA
Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Y	CHINA
Tantalum	CID000616	Guangdong Zhiyuan New Material Co., Ltd.	Y	CHINA
Tin	Unknown	Guangxi Huaxi Group	N (Unknown)	China
Tin	CID000626	Guangxi Nonferrous Metals Group	N	CHINA
Tin	CID000628	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	N	CHINA
Tin	Unknown	Guangzhou Special Copper & Electronics material Co.,LTD	N (Unknown)	CHINA
Tin	CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Y	CHINA
Tantalum	CID002501	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	N	CHINA
Gold	CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	N	CHINA
Tin	Unknown	H. Kramer & Co.	N (Unknown)	UNITED STATES OF AMERICA
Tantalum	CID002544	H.C. Starck Co., Ltd.	Y	THAILAND
Tantalum	CID000654	H.C. Starck GmbH		UNITED STATES

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tantalum	CID002546	H.C. Starck GmbH Laufenburg	N	GERMANY
Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	Y	GERMANY
Tantalum	CID002548	H.C. Starck Inc.	Y	UNITED STATES OF AMERICA
Tantalum	CID002549	H.C. Starck Ltd.	Y	JAPAN
Tantalum	CID002550	H.C. Starck Smelting GmbH & Co. KG	Y	GERMANY
Tungsten	CID002542	H.C. Starck Smelting GmbH & Co. KG	Y	GERMANY
Tantalum	CID002545	H.C. Starck Tantalum and Niobium GmbH	Y	GERMANY
Tungsten	CID002541	H.C. Starck Tungsten GmbH	Y	GERMANY
Tin	Unknown	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd - Registered in the UK - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	N (Unknown)	UNITED KINGDOM
Tin	Unknown	Hana-High Metal	N (Unknown)	MALAYSIA
Tin	Unknown	Hanbaek nonferrous metals	N (Unknown)	KOREA, REPUBLIC OF
Gold	CID000670	Hang Seng Technology	N	CHINA
Gold	CID003148	Hang Technology	N	Hong Kong
Gold	CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	N	CHINA
Gold	Unknown	Harima Smelter	N (Unknown)	JAPAN
Gold	Unknown	Harmony Gold Mining Company Ltd.	N (Unknown)	SOUTH AFRICA
Tin	CID002934	Hayes Metals Pty Ltd	N	NEW ZEALAND
Tungsten	CID000683	HC Starck GmbH		GERMANY
Gold	Unknown	Heesung Catalysts Corp.	N (Unknown)	KOREA, REPUBLIC OF
Tin	Unknown	HEESUNG MATERIAL LTD	N (Unknown)	KOREA, REPUBLIC OF
Gold	CID000689	HeeSung Metal Ltd.	Y	KOREA, REPUBLIC OF
Tantalum	CID000691	HeeSung Metal Ltd.	N	KOREA, REPUBLIC OF
Gold	CID000694	Heimerle + Meule GmbH	Y	GERMANY
Gold	CID000702	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	N	CHINA
Gold	CID002519	Henan Yuguang Gold & Lead Co., Ltd.	N	CHINA
Gold	Unknown	Henan zhongyuan gold melter	N (Unknown)	CHINA
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Y	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	Unknown	Heraeus Materials Singapore Pte, Ltd.	N (Unknown)	SINGAPORE
Gold	CID000707	Heraeus Metals Hong Kong Ltd.	Y	CHINA
Tin	Unknown	Heraeus Oriental Hitec Co., Ltd.	N (Unknown)	KOREA, REPUBLIC OF
Gold	CID000711	Heraeus Precious Metals GmbH & Co. KG	Y	GERMANY
Tin	CID000712	Heraeus Precious Metals GmbH & Co. KG	N	GERMANY
Gold	Unknown	Heraeus Precious Metals North America	N (Unknown)	UNITED STATES
Tin	Unknown	Heraeus Technology Center	N (Unknown)	HONG KONG
Gold	Unknown	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	N (Unknown)	CHINA
Gold	Unknown	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	N (Unknown)	CHINA
Gold	CID000718	HeTai Gold Mineral GuangDong Ltd. Co.	N	CHINA
Tin	CID000720	Hezhou Jinwei Tin Co., Ltd.	N	CHINA
Tin	CID000721	High Quality Technology Co., Ltd.	N	CHINA
Tin	Unknown	High-Power Surface Technology	N (Unknown)	CHINA
Tin	Unknown	Hikaru Suites Ltd.	N (Unknown)	JAPAN
Tungsten	CID000730	Hitachi	N	JAPAN
Tin	Unknown	Hitachi Cable	N (Unknown)	JAPAN
Tantalum	CID000731	Hi-Temp Specialty Metals, Inc.	N	UNITED STATES
Gold	CID002324	HOMESTAKE MINING COMPANY	N	UNITED STATES OF AMERICA
Gold	Unknown	Hon Shen Co. Ltd	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	CID002635	Hongqiao Metals (Kunshan) Co., Ltd.	N	CHINA
Gold	Unknown	HonHai Precision Co., Ltd.	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Gold	Unknown	Hop Hing electroplating factory Zhejiang	N (Unknown)	CHINA
Gold	Unknown	House of Currency of Brazil (Casa da Moeda do Brazil)	N (Unknown)	BRAZIL
Tin	Unknown	HUA ENG WIRE&CABLE CO.,LTD	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Huaxi Guangxi Group	N (Unknown)	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	N	CHINA
Tin	CID000760	Huichang Jinshunda Tin Co., Ltd.	Y	CHINA
Tin	Unknown	Huichang Shun Tin Kam Industries, Ltd.	N (Unknown)	CHINA
Tin	Unknown	Hulterworth Smelter	N (Unknown)	JAPAN
Gold	CID000767	Hunan Chenzhou Mining Co., Ltd.	N	CHINA
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	Y	CHINA
Tungsten	Unknown	Hunan Chuangda Metallurgy Group Co. Ltd.	N (Unknown)	CHINA
Tungsten	CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Y	CHINA
Tungsten	CID002578	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	N	CHINA
Tungsten	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Y	CHINA
Gold	CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	N	CHINA
Tungsten	CID003182	Hunan Litian Tungsten Industry Co., Ltd.	N	CHINA
Tin	CID000775	Hunan Xianghualing tin	N	CHINA
Gold	CID000778	HwaSeong CJ CO., LTD.	N	KOREA, REPUBLIC OF
Tungsten	CID002649	Hydrometallurg, JSC	Y	RUSSIAN FEDERATION
Tin	CID000780	Hyundai-Steel	N	KOREA, REPUBLIC OF
Tin	CID000782	IBF IND Brasileira de Ferroligas Ltda	N	BRAZIL
Tungsten	CID003155	IBG China	N	China
Tungsten	CID000788	IES Technical Sales	N	UNITED STATES
Tin	Unknown	IMLI	N (Unknown)	INDONESIA
Tin	CID000790	IMPAG AG	N	SWITZERLAND
Tin	CID000792	Imperial Zinc, Corp.	N	UNITED STATES OF AMERICA
Tin	Unknown	Increasingly and Chemical Co. (Suzhou) Ltd.	N (Unknown)	CHINA
Tin	Unknown	Indonesia(Bangka)	N (Unknown)	INDONESIA
Tin	Unknown	Indonesian state tin corporation	N (Unknown)	INDONESIA
Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Y	CHINA
Gold	CID002562	International Precious Metal Refiners	N	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID000804	International Wire Group, Inc	N	UNITED STATES OF AMERICA
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	Y	JAPAN
Tin	CID000812	ISHIKAWA METAL CO.,LTD.	N	JAPAN
Gold	CID000814	Istanbul Gold Refinery	Y	TURKEY
Tin	CID003316	Italbronze LTDA	N	BRAZIL
Gold	CID002765	Italpreziosi	Y	ITALY
Tungsten	Unknown	Izawa Metal Co., Ltd	N (Unknown)	JAPAN
Tungsten	Unknown	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	N (Unknown)	JAPAN
Gold	CID000823	Japan Mint	Y	JAPAN
Tungsten	CID000825	Japan New Metals Co., Ltd.	Y	JAPAN
Gold	CID000830	Japan Pure Chemical	N	JAPAN
Tin	CID000822	Jau Janq Enterprise Co., Ltd.	N	TAIWAN, REPUBLIC OF CHINA
Tin	CID000835	Jean Goldschmidt International	N	BELGIUM
Gold	Unknown	Jhonson Mattehey	N (Unknown)	UNITED STATES
Gold	Unknown	Jia Lung Corp	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Jiang Jia Wang Technology Co.	N (Unknown)	CHINA
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Y	CHINA
Gold	CID000855	Jiangxi Copper Co., Ltd.	Y	CHINA
Tungsten	CID002647	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	N	CHINA
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Y	CHINA
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Y	CHINA
Tin	Unknown	Jiangxi Huayu metal co., Ltd	N (Unknown)	CHINA
Tin	CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	N	CHINA
Tungsten	CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	N	CHINA
Tin	CID000864	Jiangxi Nanshan	Y	CHINA
Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	Y	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tungsten	CID002648	Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	N	CHINA
Tungsten	CID002493	Jiangxi Richsea New Materials Co., Ltd.	N	CHINA
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Y	CHINA
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	Y	CHINA
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Y	CHINA
Tungsten	CID002535	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	N	CHINA
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Y	CHINA
Tantalum	Unknown	Jiangxi Yichun	N (Unknown)	CHINA
Tin	Unknown	JiangxiShunda Huichang Kam Tin Co., Ltd.	N (Unknown)	CHINA
Gold	Unknown	Jie sheng	N (Unknown)	CHINA
Gold	Unknown	Jin Dong Heng	N (Unknown)	CHINA
Gold	CID000884	Jin Jinyin refining company limited	N	CHINA
Tin	Unknown	Jin Tian	N (Unknown)	CHINA
Tin	Unknown	Jin Zhou	N (Unknown)	CHINA
Gold	Unknown	JinBao Electronic Co.,Ltd.	N (Unknown)	CHINA
Gold	Unknown	Jinchang	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Gold	Unknown	Jinfeng Gold Mine Smelter	N (Unknown)	CHINA
Gold	Unknown	Jinli Enterprise Co., Ltd.	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Gold	CID000909	Jinlong Copper Co., Ltd.	N	CHINA
Tantalum	CID003191	Jiujiang Janny New Material Co., Ltd.	N	CHINA
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Y	CHINA
Tantalum	CID000917	Jiujiang Nonferrous Metals Smelting Company Limited	Y	CHINA
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Y	CHINA
Gold	1USA025	Johnson Matthey Inc	N	UNITED STATES

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	N	RUSSIAN FEDERATION
Gold	CID000929	JSC Uralelectromed	Y	RUSSIAN FEDERATION
Tin	CID000934	JU TAI INDUSTRIAL CO.,LTD.	N	CHINA
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	Y	JAPAN
Tungsten	CID000940	JX Nippon Mining & Metals Co., Ltd.	N	JAPAN
Gold	Unknown	K.A Rasmussen as	N (Unknown)	NORWAY
Gold	CID002563	Kaloti Precious Metals	N	UNITED ARAB EMIRATES
Gold	CID000948	Kanfort Industrial (Yantai)	N	CHINA
Tungsten	Unknown	Kanto Denka Kogyo Co., Ltd	N (Unknown)	CHINA
Gold	CID000956	Kazakhmys Smelting LLC	N	KAZAKHSTAN
Gold	CID000956	Kazakhmys Smelting LLC	N	KAZAKHSTAN
Gold	CID000957	Kazzinc	Y	KAZAKHSTAN
Gold	Unknown	Kee Shing	N (Unknown)	HONG KONG
Tin	CID000962	Keeling & Walker	N	BELGIUM
Tantalum	CID002539	KEMET Blue Metals	Y	MEXICO
Tantalum	CID000963	Kemet Blue Powder	Y	UNITED STATES
Tantalum	CID002568	KEMET Blue Powder	N	UNITED STATES OF AMERICA
Tungsten	CID000966	Kennametal Fallon	Y	UNITED STATES OF AMERICA
Tungsten	CID000105	Kennametal Huntsville	Y	UNITED STATES OF AMERICA
Gold	CID000969	Kennecott Utah Copper LLC	Y	UNITED STATES OF AMERICA
Tin	Unknown	Ketapang	N (Unknown)	INDONESIA
Tin	Unknown	Kewei Tin Co.,ltd	N (Unknown)	CHINA
Gold	CID002511	KGHM Polska Miedz Spolka Akcyjna	Active	POLAND
Tin	Unknown	Kihong T&G	N (Unknown)	INDONESIA
Tantalum	CID000973	King-Tan Tantalum Industry Ltd.	N	CHINA
Tin	Unknown	KOBA	N (Unknown)	INDONESIA
Gold	CID000981	Kojima Chemicals Co., Ltd.	Y	JAPAN
Tin	CID002822	KOKI Company Limited	N	JAPAN
Tin	Unknown	KOKI JAPAN	N (Unknown)	JAPAN
Gold	CID000988	Korea Metal Co., Ltd.	N	KOREA, REPUBLIC OF
Gold	CID002605	Korea Zinc Co., Ltd.	Y	KOREA, REPUBLIC OF
Gold	CID000991	Kosak Seiren	N	JAPAN

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID000992	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	N	CZECH REPUBLIC
Gold	CID001009	Kunshan Jinli chemical industry reagents co.,Ltd.	N	CHINA
Tin	CID001020	Kupol	N	RUSSIAN FEDERATION
Gold	CID001024	KYOCERA	N	JAPAN
Tungsten	Unknown	KYORITSU GOKIN CO., LTD.	N (Unknown)	JAPAN
Gold	CID001029	Kyrgyzaltyn JSC	Y	KYRGYZSTAN
Gold	CID002865	Kyshtym Copper-Electrolytic Plant ZAO	N	RUSSIAN FEDERATION
Tin	Unknown	Lai'bin China Tin Smelting Ltd.	N (Unknown)	CHINA
Gold	CID001032	L'azurde Company For Jewelry	N	SAUDI ARABIA
Gold	CID001036	LBMA	N	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Unknown	Levitra can, Shenzhen Electronic Technology Co., Ltd.	N (Unknown)	CHINA
Tin	CID002281	LIAN JING	N	CHINA
Gold	CID001056	Lingbao Gold Co., Ltd.	N	CHINA
Gold	CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	N	CHINA
Tin	CID001059	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	N	CHINA
Tin	CID001063	Linwu Xianggui Ore Smelting Co., Ltd.	N	CHINA
Gold	Unknown	LINXENS	N (Unknown)	FRANCE
Gold	Unknown	LITTELFUSE	N (Unknown)	UNITED STATES
Tin	Unknown	Liuzhou China Tin	N (Unknown)	CHINA
Gold	Unknown	LONDON BULLION MARKET ASSOCIATION	N (Unknown)	UNITED KINGDOM
Gold	CID002762	L'Orfebre S.A.	Y	ANDORRA
Tantalum	CID001076	LSM Brasil S.A.	Y	BRAZIL
Gold	CID001078	LS-NIKKO Copper Inc.	Y	KOREA, REPUBLIC OF
Tungsten	CID001091	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	N	China
Gold	CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	N	CHINA
Tin	Unknown	LUPON ENTERPRISE CO., LTD	N (Unknown)	TAIWAN, REPUBLIC OF CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	Unknown	M/s ECO Tropical Resources	N (Unknown)	SINGAPORE
Tin	Unknown	Ma An Shan Shu Guang Smelter Corp.	N (Unknown)	CHINA
Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	Y	BRAZIL
Tin	CID001105 (2MYS016)	Malaysia Smelting Corporation (MSC)	Y	MALAYSIA
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	Y	CHINA
Tin	CID002794	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	N	Mexico
Gold	CID002606	Marsam Metals	Y	BRAZIL
Tin	CID001112	Materials Eco-Refining Co., Ltd.	N	JAPAN
Gold	CID001113	Materion	Y	UNITED STATES OF AMERICA
Gold	CID001119	Matsuda Sangyo Co., Ltd.	Y	JAPAN
Tin	Unknown	Matsuo nn da Ltd.	N (Unknown)	JAPAN
Tin	Unknown	MATSUSHIMA KINZOKU	N (Unknown)	JAPAN
Tin	Unknown	Matsushima Metal Corporation	N (Unknown)	JAPAN
Tin	Unknown	MCP Heck	N (Unknown)	GERMANY
Tin	Unknown	MCP Metal Specialist Inc.	N (Unknown)	UNITED STATES
Tin	CID001130	MCP Metalspecialties, Inc	N	UNITED STATES OF AMERICA
Tin	Unknown	MCP Mining & Chemical Products Ltd. UK	N (Unknown)	UNITED KINGDOM
Tungsten	Unknown	Mehra Ferro-Alloys Pvt. Ltd.	N (Unknown)	INDIA
Tin	CID002500	Melt Metais e Ligas S.A.	Y	BRAZIL
Tin	Unknown	Meng neng	N (Unknown)	CHINA
Gold	CID002821	Metahub Industries Sdn. Bhd.	N	MALAYSIA
Tin	CID001136	Metahub Industries Sdn. Bhd.	N	MALAYSIA
Tantalum	CID001140	Metal Do	N	JAPAN
Tin	CID001142	Metallic Resources, Inc.	Y	UNITED STATES OF AMERICA
Tin	CID002773	Metallo Belgium N.V.	Y	BELGIUM
Tin	CID001143	Metallo Chimique	Y	BELGIUM
Tin	CID002774	Metallo Spain S.L.U.	Y	SPAIN
Tin	CID001143 (2BEL017)	Metallo-Chimique N.V.	N	SWITZERLAND
Tin	CID003151	Metallum Metal Trading Company	N	SWITZERLAND

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tantalum	CID001163	Metallurgical Products India Pvt., Ltd.	Y	INDIA
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	Y	CHINA
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Y	SINGAPORE
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	Y	CHINA
Gold	CID001153	Metalor Technologies S.A.	Y	SWITZERLAND
Gold	CID001157	Metalor USA Refining Corporation	Y	UNITED STATES OF AMERICA
Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Y	MEXICO
Tungsten	Unknown	Meterion Advanced Materials Thin Film Products	N (Unknown)	UNITED STATES
Tungsten	Unknown	Micro 100	N (Unknown)	UNITED STATES
Tungsten	CID001167	Midwest Tungsten Wire Co.	N	UNITED STATES OF AMERICA
Tin	Unknown	Millard Wire	N (Unknown)	UNITED STATES
Tin	CID001172	Minchali Metal Industry Co., Ltd.	N	JAPAN
Tantalum	CID001175	Mineracao Taboca S.A.	Y	BRAZIL
Tin	CID001173	Mineracao Taboca S.A.	Y	BRAZIL
Tin	CID001177	Ming Li Jia smelt Metal Factory	N	CHINA
Tin	CID001179	Minmetals Ganzhou Tin Co. Ltd.	N	CHINA
Tin	CID001182	Minsur	Y	PERU
Gold	CID001188	Mitsubishi Materials Corporation	Y	JAPAN
Tin	CID001191	Mitsubishi Materials Corporation	Y	JAPAN
Gold	CID001193	Mitsui Mining and Smelting Co., Ltd.	Y	JAPAN
Tantalum	CID001192	Mitsui Mining and Smelting Co., Ltd.	Y	JAPAN
Gold	CID001196	MK Electron	N	KOREA, REPUBLIC OF
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	Y	INDIA
Gold	CID002857	Modeltech Sdn Bhd	N	MALAYSIA
Tin	CID002858	Modeltech Sdn Bhd	Y	MALAYSIA
Tungsten	CID002845	Moliren Ltd.	Y	RUSSIAN FEDERATION
Gold	Unknown	Morigin Company	N (Unknown)	JAPAN
Gold	CID002282	Morris and Watson	N	NEW ZEALAND

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID002866	Morris and Watson Gold Coast	N	AUSTRALIA
Gold	CID001204	Moscow Special Alloys Processing Plant	Y	RUSSIAN FEDERATION
Tungsten	Unknown	MSC (wei te)	N (Unknown)	INDONESIA
Tin	CID001208	Multiple Xin precision metal electroplating factory	N	CHINA
Gold	CID001212	N.E. Chemcat	N	JAPAN
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Y	TURKEY
Tungsten	CID001228	Nanchang Cemented Carbide Limited Liability Company	N	CHINA
Tin	CID001231	Nankang Nanshan Tin Manufactory Co., Ltd.	Y	CHINA
Tantalum	Unknown	Nantong Tongjie Electrical Co., Ltd.	N (Unknown)	CHINA
Tin	CID001234	Nathan Trotter & Co INC.	N	UNITED STATES OF AMERICA
Gold	CID001236	Navoi Mining and Metallurgical Combinat	N	UZBEKISTAN
Tin	CID001246	Ney Metals and Alloys	N	UNITED STATES OF AMERICA
Tin	CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	N	VIETNAM
Gold	CID003189	NH Recytech Company	Active	KOREA, REPUBLIC OF
Tungsten	CID002589	Niagara Refining LLC	Y	UNITED STATES OF AMERICA
Tin	CID001255	NIHON ALMIT CO.,LTD.	N	JAPAN
Tin	CID001256	Nihon Genma MFG Co., Ltd.	N	THAILAND
Tin	Unknown	NIHON HANDA Co.,Ltd.	N (Unknown)	JAPAN
Tin	CID001258	Nihon Kagaku Sangyo	N	JAPAN
Gold	CID001259	Nihon Material Co., Ltd.	Y	JAPAN
Tin	CID002441	Nihon Superior Co., Ltd.	N	JAPAN
Gold	Unknown	Niihama Nickel Refinery	N (Unknown)	JAPAN
Tin	CID001265	Ningbo Jintian copper (Group ) Company Limited	N	CHINA
Gold	CID001266	Ningbo Kangqiang Electronics Co., Ltd.	N	CHINA
Tungsten	CID001276	Ninghua Xingluokeng Tungsten Mining Co., Ltd.	N	CHINA
Tantalum	Unknown	Ningxia Non-ferrous Metal Smeltery	N (Unknown)	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Y	CHINA
Tin	CID001282	Nippon Filler Metals Ltd	N	JAPAN
Tungsten	Unknown	Nippon Micrometal Cop	N (Unknown)	JAPAN
Gold	Unknown	Nippon Mining & Mtetals	N (Unknown)	JAPAN
Tungsten	CID001292	Nippon Steel	N	JAPAN
Tungsten	Unknown	NIPPON TUNGSTEN CO., LTD.	N (Unknown)	JAPAN
Gold	Unknown	Nohon Material Corporation	N (Unknown)	JAPAN
Tungsten	CID001303	North American Tungsten	N	CANADA
Tin	CID002963	Northern Smelter	N	Australia
Tin	CID001305	Novosibirsk Processing Plant Ltd.	N	RUSSIAN FEDERATION
Tantalum	CID001200	NPM Silmet AS	Y	ESTONIA
Tantalum	CID001309	NTET, Thailand	N	THAILAND
Tungsten	CID002543	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Y	VIETNAM
Gold	Unknown	Nyrstar Metals	N (Unknown)	UNITED STATES OF AMERICA
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Y	THAILAND
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	Y	PHILIPPINES
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Y	AUSTRIA
Gold	CID001323	Ohio Precious Metals LLC.	N	UNITED STATES
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	Y	JAPAN
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Y	RUSSIAN FEDERATION
Gold	CID001328	OJSC Kolyma Refinery	N	RUSSIAN FEDERATION
Gold	CID000493	OJSC Novosibirsk Refinery	Y	RUSSIAN FEDERATION
Tin	Unknown	Old City Metals Processing Co., Ltd.	N (Unknown)	CHINA
Tin	CID001337	Operaciones Metalurgical S.A.	Y	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Unknown	Pan Light Corporation	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Gold	CID002872	Pease & Curren	N	UNITED STATES OF AMERICA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID001362	Penglai Penggang Gold Industry Co., Ltd.	N	CHINA
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	Y	PHILIPPINES
Tin	CID002507	Phoenix Metal Ltd.	N	RWANDA
Tantalum	CID001368	Plansee	N	AUSTRIA
Tantalum	CID002540	Plansee SE Liezen	N	AUSTRIA
Tantalum	CID002556	Plansee SE Reutte	N	AUSTRIA
Gold	CID002919	Planta Recuperadora de Metales SpA	Y	CHILE
Tungsten	CID002532	Pobedit, JSC	N	RUSSIAN FEDERATION
Tin	Unknown	Pohang Iron and Steel Co. Ltd.	N (Unknown)	KOREA, REPUBLIC OF
Tin	CID003208	Pongpipat Company Limited	N	MYANMAR
Tin	CID001377	POONGSAN CORPORATION	N	KOREA, REPUBLIC OF
Tin	CID001378	Posco	N	KOREA, REPUBLIC OF
Tantalum	CID002847	Power Resources Ltd.	Y	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tungsten	CID001383	Praxair	N	UNITED STATES
Gold	CID002581	Precious Metals Sales Corp.	N	UNITED STATES OF AMERICA
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	Y	RUSSIAN FEDERATION
Tin	Unknown	Pro Wu Xianggui Mining Co., Ltd.	N (Unknown)	CHINA
Tin	CID001393	PT Alam Lestari Kencana	N	INDONESIA
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	Y	INDONESIA
Tin	CID000309	PT Aries Kencana Sejahtera	Y	INDONESIA
Tin	CID001399	PT Artha Cipta Langgeng	Y	INDONESIA
Tin	CID002503	PT ATD Makmur Mandiri Jaya	Y	INDONESIA
Tin	CID001402	PT Babel Inti Perkasa	Y	INDONESIA
Tin	CID001406	PT Babel Surya Alam Lestari	Y	INDONESIA
Tin	CID001409	PT Bangka Kudai Tin	N	INDONESIA
Tin	CID002776	PT Bangka Prima Tin	Y	INDONESIA
Tin	CID001412	PT Bangka Putra Karya	N	INDONESIA
Tin	CID003205	PT Bangka Serumpun	Y	INDONESIA
Tin	CID001416	PT Bangka Timah Utama Sejahtera	N	INDONESIA
Tin	CID001419	PT Bangka Tin Industry	Y	INDONESIA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID001421	PT Belitung Industri Sejahtera	Y	INDONESIA
Tin	CID001424	PT BilliTin Makmur Lestari	N	INDONESIA
Tin	CID001428	PT Bukit Timah	Y	INDONESIA
Tin	CID002696	PT Cipta Persada Mulia	N	INDONESIA
Tin	CID002473	PT Donna Kembara Jaya	N	INDONESIA
Tin	CID001434	PT DS Jaya Abadi	Y	INDONESIA
Tin	CID001438	PT Eunindo Usaha Mandiri	N	INDONESIA
Tin	CID001442	PT Fang Di MulTindo	N	INDONESIA
Tin	CID002287	PT HANJAYA PERKASA METALS	N	INDONESIA
Tin	CID001445	PT HP Metals Indonesia	N	INDONESIA
Tin	CID002530	PT Inti Stania Prima	Y	INDONESIA
Tin	CID000307	PT Justindo	N	INDONESIA
Tin	CID001448	PT Karimun Mining	Y	INDONESIA
Tin	CID002829	PT Kijang Jaya Mandiri	Y	INDONESIA
Tin	CID001449 (2IDN036)	PT Koba Tin	N	INDONESIA
Tin	CID001449	PT Koba Tin	N	INDONESIA
Tin	CID002870	PT Lautan Harmonis Sejahtera	Y	INDONESIA
Tin	CID002835	PT Menara Cipta Mulia	Y	INDONESIA
Tin	CID001453	PT Mitra Stania Prima	Y	INDONESIA
Tin	Unknown	PT NATARI	N (Unknown)	INDONESIA
Tin	CID002757	PT O.M. Indonesia	N	INDONESIA
Tin	CID001457	PT Panca Mega Persada	Y	INDONESIA
Tin	CID001486	PT Pelat Timah Nusantara	N	INDONESIA
Tin	CID001458	PT Prima Timah Utama	Y	INDONESIA
Tin	CID001460	PT Refined Bangka Tin	Y	INDONESIA
Tin	CID001463	PT Sariwiguna Binasentosa	Y	INDONESIA
Tin	CID001466	PT Seirama Tin Investment	Y	INDONESIA
Tin	CID001468	PT Stanindo Inti Perkasa	Y	INDONESIA
Tin	CID002816	PT Sukses Inti Makmur	Y	INDONESIA
Tin	CID001471	PT Sumber Jaya Indah	Y	INDONESIA
Tin	CID001476	PT Supra Sukses Trinusa	N	INDONESIA
Tin	CID001477 (2IDN049)	PT Tambang Timah	Y	INDONESIA
Tin	CID001477	PT Timah (Persero) Tbk Kundur	Y	INDONESIA
Tin	CID001482	PT Timah (Persero) Tbk Mentok	Y	INDONESIA
Tin	CID001490	PT Tinindo Inter Nusa	Y	INDONESIA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID002478	PT Tirus Putra Mandiri	Y	INDONESIA
Tin	CID001493	PT Tommy Utama	Y	INDONESIA
Tin	CID002479	PT Wahana Perkit Jaya	N	INDONESIA
Tin	CID001494	PT Yinchendo Mining Industry	N	INDONESIA
Tin	Unknown	PTI	N (Unknown)	INDONESIA
Tin	CID000301	Pure Technology	N	RUSSIAN FEDERATION
Gold	CID001498	PX Precinox S.A.	N	SWITZERLAND
Gold	CID003324	QG Refining, LLC	N	SWITZERLAND
Tin	CID001505	Qualitek delta philippines	N	PHILIPPINES
Tantalum	CID001508	QuantumClean	Y	UNITED STATES OF AMERICA
Tin	CID001509	Rahman Hydraulic Tin Sdn Bhd	N	MALAYSIA
Gold	CID001512	Rand Refinery (Pty) Ltd.	Y	SOUTH AFRICA
Gold	Unknown	Realized the enterprise co.,ltd.	N (Unknown)	CHINA
Tin	CID001517	REDRING SOLDER (M) SDN BHD	N	MALAYSIA
Gold	CID000522	Refinery of Seemine Gold Co., Ltd.	N	CHINA
Gold	CID002582	REMONDIS PMR B.V.	Y	NETHERLANDS
Gold	CID002510	Republic Metals Corporation	N	UNITED STATES OF AMERICA
Tantalum	CID002707	Resind Industria e Comercio Ltda.	Y	BRAZIL
Tin	CID002706	Resind Industria e Comercio Ltda.	Y	BRAZIL
Tantalum	CID001522	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	Y	CHINA
Gold	CID002914	Rio Tinto Group	N	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	CID001530	ROHM & HAAS	N	UNITED STATES OF AMERICA
Gold	Unknown	Rohm & Haas Elec. Mat'ls	N (Unknown)	SINGAPORE
Gold	CID001534	Royal Canadian Mint	Y	CANADA
Tin	Unknown	RST	N (Unknown)	GERMANY
Tin	CID001539	Rui Da Hung	Y	TAIWAN, REPUBLIC OF CHINA
Gold	Unknown	SA precious metals	N (Unknown)	South Africa
Gold	CID002761	SAAMP	Y	FRANCE
Gold	CID001546	Sabin Metal Corp.	N	UNITED STATES OF AMERICA
Gold	CID002973	Safimet S.p.A	Y	ITALY
Gold	CID002290	SAFINA A.S.	N	CZECH REPUBLIC

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID002853	Sai Refinery	N	INDIA
Gold	CID001555	Samduck Precious Metals	N	KOREA, REPUBLIC OF
Tin	CID001557	Samhwa non-ferrorus Metal ind.co.ltd	N	KOREA, REPUBLIC OF
Tin	CID001561	Samtec	N	UNITED STATES
Gold	CID001562	Samwon Metals Corp.	N	KOREA, REPUBLIC OF
Tungsten	CID001565	Sandvik Material Technology	N	SWEDEN
Tungsten	CID002538	Sanher Tungsten Vietnam Co., Ltd.	N	VIETNAM
Gold	CID001567	Sanmenxia hang seng science and technology, research and development Co., LTD	N	CHINA
Tin	CID001571	SASAKI SOLDER INDUSTRY CO.,LTD	N	JAPAN
Gold	CID002777	SAXONIA Edelmetalle GmbH	Y	GERMANY
Gold	CID001573	Schone Edelmetaal B.V.	N	NETHERLANDS
Gold	CID001577	Scotia Mocatta	N	UNITED STATES OF AMERICA
Gold	CID001579	SD Gold	N	CHINA
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	Y	SPAIN
Gold	Unknown	Sen Silver	N (Unknown)	JAPAN
Tungsten	Unknown	Sendi (Japan): Kyocera Corporation	N (Unknown)	JAPAN
Gold	CID001592	Senju Metal Industry Co Ltd	N	JAPAN
Tin	CID001593	Senju Metal Industry Co., Ltd.	N	JAPAN
Gold	CID001600	Sewon Korea	N	KOREA, REPUBLIC OF
Tin	Unknown	SGS BOLIVIA S.A.	N (Unknown)	BOLIVIA
Gold	CID001604	Shan Dong Huangjin	N	CHINA
Gold	CID001605	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	N	CHINA
Tin	CID001606	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	N	CHINA
Gold	CID001607	Shandon Jin Jinyin Refining Limited	N	China
Gold	Unknown	Shandong Hengbang Smelter Co., Ltd.	N (Unknown)	CHINA
Gold	CID002525	Shandong Humon Smelting Co., Ltd.	N	CHINA
Gold	Unknown	Shandong penglai gold smelter	N (Unknown)	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	N	CHINA
Gold	CID002614	Shandong Yanggu Xiangguang Co., Ltd.	N	CHINA
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Y	CHINA
Gold	Unknown	Shandong Zhongkuang Group Co. Ltd	N (Unknown)	CHINA
Gold	Unknown	Shandong Zhongkuang Group Co.,Ltd.	N (Unknown)	CHINA
Gold	Unknown	shang hai gold trader	N (Unknown)	CHINA
Tin	Unknown	Shang You Xin Mao Tin Company Ltd	N (Unknown)	CHINA
Gold	Unknown	Shangdong zhaoyuanzhaojin Company	N (Unknown)	CHINA
Gold	CID001631	Shanghai Gold Exchange	N	CHINA
Tantalum	CID001634	Shanghai Jiangxi Metals Co. Ltd	N	CHINA
Tin	CID001642	ShangHai YueQiang Metal Products Co., LTD	N	CHINA
Tin	CID001658	Shaoxing Tianlong Tin Materials Co. Ltd	N	China
Tin	Unknown	Shen Mao Solder (M) Sdn. Bhd.	N (Unknown)	MALAYSIA
Gold	Unknown	Shen Zhen Thousand Island Ltd.	N (Unknown)	CHINA
Tin	Unknown	SHENMAO TECHNOLOGY INC	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	N (Unknown)	CHINA
Gold	CID001690	Shenzhen fujun material technology co.,ltd	N	CHINA
Gold	CID001692	Shenzhen Heng Zhong Industry Co.,Ltd.	N	CHINA
Tin	Unknown	Shenzhen keaixin Technology	N (Unknown)	CHINA
Tin	Unknown	Shenzhen new jin spring solder products Co., LTD	N (Unknown)	CHINA
Gold	CID001707	SHENZHEN TIANCHENG CHEMICAL CO LTD	N	CHINA
Gold	Unknown	ShenZhen urban pubic bureau of China	N (Unknown)	CHINA
Tin	Unknown	Shenzhen Yi Cheng Industrial	N (Unknown)	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	Unknown	Shenzhen Zhonghenglong Real Industry Co. Ltd	N (Unknown)	CHINA
Tantalum	Unknown	Shenzhen Zhonghenglong Real Industry Co., Ltd.	N (Unknown)	CHINA
Gold	CID001723	SHINKO ELECTRIC INDUSTRIES CO., LTD.	N	JAPAN
Tin	Unknown	Sichuan Guanghan Jiangnan casting smelters	N (Unknown)	CHINA
Tungsten	CID001734	Sichuan Metals & Materials Imp & Exp Co	N	CHINA
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Y	CHINA
Tin	CID002408	Sigma Tin Alloy Co., Ltd.	N	CHINA
Tungsten	CID001742	Sincemat Co, Ltd.	N	CHINA
Gold	CID002516	Singway Technology Co., Ltd.	Y	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Sinitron, Shenmao Solder (M) Sdn. Bhd.	N (Unknown)	MALAYSIA
Gold	CID001745	SINO-PLATINUM METALS Co., Ltd.	N	CHINA
Tin	CID001748	Sizer Metals PTE Ltd	N	Singapore
Gold	Unknown	SKE (China): Shanghai Kyocera Electronics CO. LTD.	N (Unknown)	CHINA
Tin	Unknown	SMIC SENJU MALAYSIA	N (Unknown)	MALAYSIA
Tin	Unknown	SNPLUS	N (Unknown)	CANADA
Gold	CID001754	So Accurate Group, Inc.	N	UNITED STATES OF AMERICA
Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Y	RUSSIAN FEDERATION
Tin	CID001758	Soft Metais Ltda.	Y	BRAZIL
Gold	CID001760	Sojitz	N	JAPAN
Gold	CID001761	Solar Applied Materials Technology Corp.	Y	TAIWAN, REPUBLIC OF CHINA
Tungsten	CID001764	Solar Applied Materials Technology Corp.	N	TAIWAN, REPUBLIC OF CHINA
Tin	CID001765	SOLDER COAT CO.,LTD.	N	MALAYSIA
Tantalum	CID001769	Solikamsk Magnesium Works OAO	Y	RUSSIAN FEDERATION
Tungsten	CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	Y	CHINA
Tin	Unknown	Spectro Alloys Corp.	N (Unknown)	UNITED STATES OF AMERICA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID001783	Standard Bank	N	UNITED STATES OF AMERICA
Gold	CID003153	State Research Institute Center for Physical Sciences and Technology	N	LITHUANIA
Gold	Unknown	Strain DS Force Shop	N (Unknown)	JAPAN
Tin	Unknown	Stretti	N (Unknown)	MALAYSIA
Gold	CID002567	Sudan Gold Refinery	N	SUDAN
Gold	CID001795	Sumisho Material Corp.	N	JAPAN
Gold	CID000724	Sumitomo Hishikari Mine	N	JAPAN
Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	Y	JAPAN
Tin	CID001799	Sumitomo Metal Mining Co., Ltd.	N	JAPAN
Tungsten	CID001801	Sumitomo Metal Mining Co., Ltd.	N	JAPAN
Tin	CID001804	Sun Surface Technology Co Ltd	N	CHINA
Tungsten	CID001805	Sunaga Tungsten	N	Japan
Gold	CID002918	SungEel HiMetal Co., Ltd.	Y	KOREA, REPUBLIC OF
Gold	Unknown	Suntain Co., Ltd.	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Gold	CID001810	Super Dragon Technology Co., Ltd	N	CHINA
Tin	CID002756	Super Ligas	N	BRAZIL
Tin	Unknown	Superior Technology 9Shenzen) Co. Ltd.	N (Unknown)	CHINA
Tin	Unknown	Suzhou Co. Ltd.	N (Unknown)	CHINA
Tin	CID001822	SUZHOU NUONENGDA CHEMICAL Co., Ltd.	N	CHINA
Gold	Unknown	SuZhou ShenChuang recycling Ltd.	N (Unknown)	CHINA
Gold	CID001826	Suzhou Xingrui Noble	N	CHINA
Tungsten	CID001832	Sylham	N	UNITED STATES OF AMERICA
Gold	CID002580	T.C.A S.p.A	Y	ITALY
Tin	Unknown	T.S. Crane	N (Unknown)	UNITED STATES OF AMERICA
Tungsten	CID001839	TaeguTec	N	KOREA, REPUBLIC OF
Gold	CID001843	Tai zhou chang san Jiao electron Co.,Ltd	N	CHINA
Tin	CID001845	Taicang City Nancang Metal Meterial Co.,Ltd	N	CHINA
Gold	Unknown	Taiwan Bank Purchase Fund	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	CID001851	Taiwan high-tech Co., Ltd.	N	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Taiwan Huanliang	N (Unknown)	INDONESIA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID001859	Taiwan's lofty Enterprises Ltd.	N	TAIWAN, REPUBLIC OF CHINA
Tungsten	CID001861	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	N	CHINA
Gold	Unknown	TAIZHOU CHANGSANJIAO CO.,LTD	N (Unknown)	CHINA
Tantalum	CID001869	Taki Chemical Co., Ltd.	Y	JAPAN
Tungsten	Unknown	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	N (Unknown)	JAPAN
Tin	CID001873	Tamura	N	JAPAN
Gold	Unknown	Tanaka Denshi Kogyo K.K	N (Unknown)	JAPAN
Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	Y	JAPAN
Tantalum	CID001879	Tantalite Resources	N	SOUTH AFRICA
Tin	Unknown	TAP	N (Unknown)	UNITED STATES OF AMERICA
Tin	CID001885	TCC steel	N	KOREA, REPUBLIC OF
Tin	Unknown	TDK	N (Unknown)	JAPAN
Gold	CID001887	Technic	N	UNITED STATES OF AMERICA
Tungsten	CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Y	VIETNAM
Tantalum	CID001891	Telex Metals	Y	UNITED STATES OF AMERICA
Tin	CID001893	TENNANT METAL PTY LTD.	N	AUSTRALIA
Tin	CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Y	VIETNAM
Tin	Unknown	THAILAND MINE FACTORY	N (Unknown)	JAPAN
Tin	CID001898	Thaisarco	Y	THAILAND
Gold	Unknown	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	N (Unknown)	CHINA
Gold	CID001911	THE HUTTI GOLD MINES CO.LTD	N	INDIA
Gold	CID001916	The Refinery of Shandong Gold Mining Co., Ltd.	Y	CHINA
Tin	Unknown	Three green surface technology limited company	N (Unknown)	CHINA
Tin	CID001929	Tianshui ling bo technology co., Ltd	N	CHINA
Tin	Unknown	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	N (Unknown)	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	Unknown	TIN PLATING GEJIU	N (Unknown)	China
Tin	Unknown	Tin Products Manufacturing Co. Ltd.	N (Unknown)	CHINA
Tin	CID003325	Tin Technology & Refining	Y	UNITED STATES OF AMERICA
Gold	CID001938	Tokuriki Honten Co., Ltd.	Y	JAPAN
Gold	Unknown	Ton Yi Industrial Corporation	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Ton Yi Industrial Corporation	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Tong Ding Metal Company. Ltd.	N (Unknown)	CHINA
Tin	Unknown	TONG LONG	N (Unknown)	CHINA
Tin	CID001946	TONGDING METALLIC MATERIAL CO.LTD	N	CHINA
Gold	CID001947	Tongling Nonferrous Metals Group Co., Ltd.	N	CHINA
Gold	CID002587	Tony Goetz NV	N	BELGIUM
Gold	CID002615	TOO Tau-Ken-Altyn	N	KAZAKHSTAN
Tin	Unknown	Top-Team Technology (Shenzhen) Ltd.	N (Unknown)	CHINA
Gold	CID001955	Torecom	Y	KOREA, REPUBLIC OF
Tungsten	Unknown	Toshiba Material Co., Ltd.	N (Unknown)	CHINA
Tungsten	Unknown	Tosoh Corporation	N (Unknown)	JAPAN
Tantalum	CID002571	Tranzact, Inc.	N	UNITED STATES OF AMERICA
Tin	CID001960	Traxys	N	LUXEMBOURG
Tungsten	CID001962	Triumph Northwest	N	UNITED STATES OF AMERICA
Gold	Unknown	Tsai Brother industries	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tungsten	Unknown	Tungsten Diversified Industries LLC	N (Unknown)	UNITED STATES OF AMERICA
Tin	CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	N	VIETNAM
Gold	Unknown	UBS AG	N (Unknown)	SWITZERLAND
Tantalum	CID001969	Ulba Metallurgical Plant JSC	Y	KAZAKHSTAN
Tantalum	Unknown	ULVAC TOHOKU,Inc.	N (Unknown)	JAPAN
Tungsten	Unknown	ULVAC, Inc.	N (Unknown)	JAPAN
Gold	CID001977	Umicore Brasil Ltda.	Y	BRAZIL
Gold	Unknown	Umicore Galvanotechnik GmbH	N (Unknown)	GERMANY
Gold	CID002314	Umicore Precious Metals Thailand	Y	THAILAND

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	Y	BELGIUM
Tungsten	CID002724	Unecha Refractory metals plant	Y	RUSSIAN FEDERATION
Tin	Unknown	Uni Bros Metal Pte Ltd	N (Unknown)	SINGAPORE
Gold	Unknown	Uniforce Metal Industrial Corp	N (Unknown)	HONG KONG
Tin	CID001986	UNIFORCE METAL INDUSTRIAL CORP.	N	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Unit Metalurgi PT Timah (Persero ) Tbk	N (Unknown)	INDONESIA
Gold	CID001993	United Precious Metal Refining, Inc.	Y	UNITED STATES OF AMERICA
Tin	CID001994	United Precious Metal Refining, Inc.	N	UNITED STATES OF AMERICA
Gold	Unknown	United Refining	N (Unknown)	UNITED STATES
Gold	CID002854	Universal Precious Metals Refining Zambia	N	ZAMBIA
Tin	CID001997	Univertical International (Suzhou) Co., Ltd	N	CHINA
Tin	Unknown	Untracore Co., Ltd.	N (Unknown)	THAILAND
Gold	Unknown	UYEMURA	N (Unknown)	UNITED STATES
Gold	CID002003	Valcambi S.A.	Y	SWITZERLAND
Gold	CID002009	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	N	CHINA
Tungsten	CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	N	VIETNAM
Tin	Unknown	Vishay Intertechnology	N (Unknown)	CHINA
Tungsten	CID002014	Voss Metals Company, Inc.	N	UNITED STATES
Tin	CID002015	VQB Mineral and Trading Group JSC	N	VIETNAM
Gold	Unknown	WANG TING	N (Unknown)	HONG KONG
Tantalum	Unknown	WBH AG	N (Unknown)	AUSTRIA
Tin	Unknown	WC Heraeus Hanau	N (Unknown)	GERMANY
Tin	Unknown	WELLEY	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Well-Lin Enterprise Co Ltd	N (Unknown)	TAIWAN
Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	Y	AUSTRALIA
Tin	CID002035	Westfalenzinn	N	GERMANY
Tin	Unknown	Westmetall GmbH & Co. KG	N (Unknown)	GERMANY
Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	Y	BRAZIL

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Gold	CID002037	White Solder Metalurgia e Mineração Ltda.	N	BRAZIL
Gold	CID002778	WIELAND Edelmetalle GmbH	Y	GERMANY
Gold	Unknown	WILLIAMS GOLD REFINING CO INC	N (Unknown)	UNITED STATES
Tungsten	CID002044	Wolfram Bergbau und Hutten AG	Y	AUSTRIA
Tungsten	CID002047	Wolfram Company CJSC	Y	RUSSIAN FEDERATION
Tungsten	CID002843	Woltech Korea Co., Ltd.	Y	KOREA, REPUBLIC OF
Tin	CID002487	WONIL METAL Co., Ltd.	N	KOREA, REPUBLIC OF
Tin	CID002054	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	N	CHINA
Tin	Unknown	Wujiang City luxe Tin Factory	N (Unknown)	CHINA
Tin	Unknown	Wuxi Lantronic Electronic Co Ltd	N (Unknown)	CHINA
Gold	Unknown	Wuxi Middle Treasure Materials	N (Unknown)	CHINA
Tin	Unknown	wuxi yunxi	N (Unknown)	CHINA
Gold	CID002063	Wuzhong Group	N	CHINA
Tin	CID002066	Xia Yi Metal Industries (shares) Ltd.	N	TAIWAN, REPUBLIC OF CHINA
Tungsten	CID002070	Xiamen Golden Egret Special Alloy Co. Ltd.	N	CHINA
Tungsten	CID002074	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	N	CHINA
Tin	Unknown	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	N (Unknown)	GERMANY
Gold	Unknown	Xiamen JInbo Metal Co., Ltd.	N (Unknown)	CHINA
Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Y	CHINA
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	Y	CHINA
Tin	CID002946	Xianghualing Tin Industry Co., Ltd.	N	China
Tin	CID002090	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	N	CHINA
Tin	CID002092	XIN WANG copper smelter	N	China
Tungsten	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Y	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tungsten	CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Y	CHINA
Tin	CID003102	xinmao tin corp .,ltd	N	CHINA
Tin	Unknown	Xinmao Xiye (Tin Company)	N (Unknown)	CHINA
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	Y	CHINA
Tin	Unknown	XURI	N (Unknown)	CHINA
Gold	CID002100	Yamakin Co., Ltd.	Y	JAPAN
Gold	Unknown	Yamato Denki Ind. Co., Ltd.	N (Unknown)	JAPAN
Tin	CID002110	Yao Zhang	N	CHINA
Tin	CID002112	Ye Chiu Metal (Taicang) Co., Ltd	N	CHINA
Tantalum	CID002307	Yichun Jin Yang Rare Metal Co., Ltd.	N	CHINA
Tin	CID002121	Yifeng Tin	N	CHINA
Tin	CID002121	Yifeng Tin Industry (Chenzhou) Co Ltd	N	CHINA
Tin	Unknown	Yiquan Manufacturing	N (Unknown)	CHINA
Gold	CID002129	Yokohama Metal Co., Ltd.	Y	JAPAN
Gold	CID002134	Yoo Chang Metal	N	KOREA, REPUBLIC OF
Tin	Unknown	YTMM	N (Unknown)	CHINA
Tin	Unknown	Yun Xi	N (Unknown)	CHINA
Tin	CID002165	Yun'an Dian'xi Tin Mine	N	CHINA
Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Y	CHINA
Tin	CID002162	Yunnan Chengo Electric Smelting Plant	N	CHINA
Gold	CID000197	Yunnan Copper Industry Co., Ltd.	N	CHINA
Tin	CID002164	Yunnan Copper Zinc Industry Co., Ltd.	N	CHINA
Tin	CID002173	Yunnan Industrial Co., Ltd.	N	CHINA
Tin	Unknown	Yunnan Metallurgical Group Co., Ltd.	N (Unknown)	CHINA
Tin	CID002180 (2CHN048)	Yunnan Tin Company Limited	Y	CHINA
Gold	CID002181	Yunnan Tin Group (Holding) Company Limited	N	CHINA
Tin	CID002186	Yunnan Xi YE	N	China
Tin	Unknown	Yunnan, China Rare Metal Materials Company	N (Unknown)	CHINA
Tin	Unknown	YunXi	N (Unknown)	CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	Unknown	Yun'xin Non-ferrous Electroanalysis Ltd.	N (Unknown)	CHINA
Tungsten	CID002195	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	N	CHINA
Tin	Unknown	Zhangzhou Macro Real Non-Ferrous Metals	N (Unknown)	CHINA
Tin	CID002197	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	N	CHINA
Gold	Unknown	Zhaojun Maifu	N (Unknown)	CHINA
Gold	CID002205	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	N	CHINA
Tin	Unknown	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	N (Unknown)	CHINA
Gold	CID002214	Zhongkuang Gold Industry Co., Ltd	N	CHINA
Gold	CID002219	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	N	CHINA
Tin	CID002220	Zhongshan Jinye Smelting Co., Ltd	N	CHINA
Gold	Unknown	Zhongshan Public Security Bureau, Guangdong Province ,China	N (Unknown)	CHINA
Tin	Unknown	ZhongShi	N (Unknown)	CHINA
Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Y	CHINA
Tin	CID002229	Zhuhai Horyison Solder Co., Ltd.	N	CHINA
Tin	CID002230	Zhuhai Quanjia	N	CHINA
Gold	Unknown	Zhuhai toxic materials Monopoly Ltd.	N (Unknown)	CHINA
Gold	CID002233	Zhuzhou Cemented Carbide	N	CHINA
Tungsten	CID002236	Zhuzhou Cemented Carbide Group Co Ltd	Y	CHINA
Tantalum	CID002232	Zhuzhou Cemented Carbide Works Import and Export Co.	N	CHINA
Gold	Unknown	Zhuzhou Smelting Group Co., Ltd	N (Unknown)	CHINA
Tin	Unknown	Zi Jin Copper	N (Unknown)	CHINA
Tin	Unknown	Zong Yang Industrial Co., Ltd.	N (Unknown)	TAIWAN, REPUBLIC OF CHINA

Mineral	Smelter or refiner ID	Smelter or refiner name	RMAP conformant*	Location of smelter or refiner
Tin	CID002248	Zu Hai Haiyuxin Tin Products Co., Ltd.	N	China

* “Y” means the smelter or refiner is conformant with RMAP assessment protocols as reported by the RMI. “Active” means the smelter or refiner is active in the RMAP process (i.e., it has agreed to participate in the RMAP but the audit process has not yet been completed). “N” means the smelter or refiner is a known metal processor based on information available from the RMI but has not been certified as conflict-free through the RMAP and is not active in the RMAP process. “N (Unknown)” means Accuray was unable to verify such facility as a known metal processor based on information available from the RMI.

Schedule 2

Country of Origin of Conflict Minerals Information

Accuray does not have sufficient information to reliably determine the countries of origin of all of the Necessary Conflict Minerals in the Covered Products because certain suppliers provided inconsistent or incomplete responses. Furthermore, the country of origin information Accuray received from suppliers may be broader than the countries of origin information actually attributed to the Necessary Conflict Minerals in Covered Products because some suppliers provided information at the company level. As such, based on the limitations described above and information provided by Accuray's in-scope suppliers in completed Templates, Accuray believes that the countries of origin may include the following countries:

Argentina

Australia

Austria

Belgium

Bolivia

Brazil

Burundi

Cambodia

Canada

Central African Republic

Chile

China

Colombia

Congo

Czech Republic

Democratic Republic of the Congo

Djibouti

Ecuador

Egypt

Estonia

Ethiopia

Finland

France

Germany

Guyana

Hungary

India

Indonesia

Ireland

Israel

Ivory Coast

Japan

Kazakhstan

Kyrgyzstan

Laos

Luxembourg

Madagascar

Malaysia

Mongolia

Mozambique

Myanmar

Namibia

Netherlands

Niger

Nigeria

Papua New Guinea

Peru

Philippines

Poland

Portugal

Republic of Korea

Russian Federation

Rwanda

Sierra Leone

Singapore

Slovakia

Spain

Suriname

Sweden

Switzerland

Taiwan, Republic of China

Tanzania

Thailand

Uganda

United Arab Emirates

United Kingdom

United States of America

Uzbekistan

Vietnam

Zambia

Zimbabwe